UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 18, 2017 (July 3, 2017)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective July 3, 2017, Lincolnway Energy, LLC (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (collectively, the “Lender”) which amended, restated and superseded that certain Master Loan Agreement between the Company and the Lender dated August 21, 2012, as amended (the “Prior Agreement”).  CoBank, ACB (“CoBank”) continues to have a participation interest in the underlying loans issued under the Credit Agreement and continues to serve as administrative agent for the Credit Agreement. The terms of the Credit Agreement will apply to all supplements and promissory notes entered into between the parties pursuant to the Prior Agreement and to any new supplements and promissory notes that may be issued under the Credit Agreement in the future.

In connection with the execution of the Credit Agreement, the Company and Lender entered into an Amended and Restated Revolving Term Promissory Note dated July 3, 2017 (the “Revolving Term Note”) which amended, restated and superseded the Revolving Term Loan Supplement dated June 2, 2016 entered into under the Prior Agreement (the “Prior Revolving Term Supplement”).  The Revolving Term Note will expire on July 1, 2022.   The Revolving Term Note provides that the aggregate principal amount that Lender may loan to the Company under the Revolving Term Note shall not exceed $18,000,000 which maximum commitment amount will reduce during the term of the Revolving Term Note as follows:

Maximum Commitment Amount	From	Up to and Including
$14,400,000	July 1, 2019	June 30, 2020
$10.800,000	July 1, 2020	June 30, 2021
$7,200,000	July 1, 2021	July 1, 2022

Consistent with the terms of the Prior Revolving Term Supplement, outstanding amounts under the Revolving Term Note will continue to accrue interest at a variable interest rate (adjusting on a weekly basis) based upon the one-month LIBO index rate plus 3.15%.  As of July 5, 2017, the outstanding amount payable by the Company under the Revolving Term Note was $5,400,000.

In connection with the execution of the Credit Agreement, the Company and Lender also entered into an Amended and Restated Letter of Credit Promissory Note dated July 3, 2017 (“Revolving Letter of Credit Note”) which amended, restated and superseded the Revolving Credit Supplement dated June 2, 2016 entered into under the Prior Agreement (the “Prior Letter of Credit Supplement”). The term of the Revolving Letter of Credit Note expires on May 1, 2021.  The Revolving Letter of Credit Note provides that the aggregate principal amount the Lender may loan to the Company under the Revolving Letter of Credit Note shall not exceed $2,134,000.   Consistent with the terms of the Prior Letter of Credit Supplement, outstanding amounts under the Revolving Letter of Credit Note will continue to accrue interest at a variable interest rate (adjusting on a weekly basis) based upon the one-month LIBO index rate plus 3.15%. The Revolving Letter of Credit Note continues to serve as security for the Company’s natural gas transportation agreement.  As of July 5, 2017, the outstanding amount payable by the Company under the Revolving Letter of Credit Note was $2,134,000.

The Credit Agreement contains certain representations and warranties, affirmative covenants, negative covenants and conditions that are customarily required for similar financings, including in connection with the disbursement of the loan.  The financial covenants set forth in the Credit Agreement require the Company to maintain a minimum working capital of $10,000,000 and a minimum net worth of $35,000,000.   The Credit Agreement and all loans made thereunder, including the Revolving Term Note and the Revolving Letter of Credit Note, are secured by first priority liens covering all of the Company’s assets and properties, including the Company's inventory, receivables, plant, real estate and commodity trading accounts.

Under the Prior Agreement, the Company had also entered into a Revolving Credit Supplement dated June 2, 2016 which provided for a maximum loan in an aggregate principal amount not to exceed $8,500,000 (the “Revolving Credit Supplement”).  The Revolving Credit Supplement had a term that expired on July 1, 2017 (the “Expiration Date”).  The Company did not extend, amend or restate the Revolving Credit Supplement under the Credit Agreement and therefore, the Revolving Credit Supplement expired in accordance with its terms on the Expiration Date.

The foregoing descriptions of the Credit Agreement, Revolving Term Note and Revolving Line of Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) Credit Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Revolving Term Note which is filed as Exhibit 10.2 to this Current Report on Form 8-K and (iii) the Revolving Line of Credit Note which is filed as Exhibit 10.3 to this Current Report on Form 8-K, respectively, each of which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 as if fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Credit Agreement dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

10.2	Amended and Restated Revolving Term Promissory Note dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

10.3	Amended and Restated Letter of Credit Promissory Note dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: July 18, 2017	By:	/s/ Eric Hakmiller
Eric Hakmiller
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Credit Agreement dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

10.2	Amended and Restated Revolving Term Promissory Note dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

10.3	Amended and Restated Letter of Credit Promissory Note dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA